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      SUPPLEMENT TO PROSPECTUS FOR NASL VARIABLE ACCOUNT DATED MAY 1, 1996




Withdrawal Charge
-----------------

         Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from contracts issued on or after November 1, 1996. For contracts issued on or after November 1, 1996, the contract owner should only refer to the Example of expenses in the Summary section where the contract is not surrendered. The Example where the contract is surrendered is no longer applicable since there is no surrender charge.

Asset Rebalancing Program
-------------------------

         The Asset Rebalancing Program is amended to reflect that for rebalancing programs begun on or after October 1, 1996 asset rebalancing will only be permitted on the following time schedules:

(i) quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);
(ii) semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or
(iii) annually on December 26th (or the next business day if December 26th is not a business day).

Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.




                                            SUPPLEMENT DATED NOVEMBER 1, 1996